FEG Absolute Access Fund LLC

Schedule of Investments

December 31, 2021

(Unaudited)

Investment Name	Original Acquisition Date	Cost	Fair Value	Percentage of Members’ Capital	Withdrawals Permitted (1)	Redemption Notice Period (1)
Investments in Portfolio Funds: (2)
United States:
Multi-Strategy: (3)
CVI Global Value Fund A, L.P., Class H(4)	5/2008	$859	$3,618	0.1	Quarterly (6)	120 days
Eton Park Fund, L.P., Class B(4)	6/2009	14,422	16,592	0.5	Quarterly	65 days
Farallon Capital Partners, L.P.(4)	4/2008	21,073	16,516	0.5	Annually (5)	60 days
GSO Special Situations Fund, L.P.(4)	4/2008	7,770	23,953	0.7	Semi-Annually (5)	90 days
Securis Event Fund (US), L.P.(4)	12/2017	120,354	231,477	7.1	Annually	60 days
Stark Investments, L.P., Class A (4)	1/2010	143,845	140,663	4.3	Quarterly	90 days
Total United States:		308,323	432,819	13.2
Cayman Islands:
Multi-Strategy: (3)
Myriad Opportunities US Fund, Limited(4)	11/2017	137,879	73,446	2.2	Quarterly (5)	60 days
Total Cayman Islands:		137,879	73,446	2.2

Total Investments in Portfolio Funds		$446,202	$506,265	15.4%

FEG Absolute Access Fund LLC

Schedule of Investments (continued)

Investment Name	Cost	Fair Value	Percentage of Members’ Capital
Short-term investments:
United States:
Money market fund:
Fidelity Investments Money Market Treasury Funds Portfolio - Class I, 0.01%(7)	$704,791	$704,791	21.6%
Total Short-term investments:	704,791	704,791	21.6
Total Investments in Portfolio Funds and Short-Term investments	$1,150,993	1,211,056	37.1

Other assets less liabilities		2,056,279	62.9

Members’ capital		$3,267,335	100.0%

(1)	Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions.
(2)	Non-income producing.
(3)

Absolute return managers, while often investing in the same asset classes as traditional investment managers, do so in a market neutral framework that attempts to arbitrage pricing discrepancies or other anomalies that are unrelated to general market moves. Absolute return strategies are designed to reduce exposure to the market risks that define the broad asset classes and therefore should be viewed as a separate absolute return or diversifying strategy category for asset allocation purposes. An allocation to absolute return strategies can add a potentially valuable element of diversification to a portfolio of traditional investments and can be used by investors as a way to manage the total market risk of their portfolios. Examples of individual strategies that generally fall into this absolute return category include merger arbitrage, fixed income arbitrage, equity market neutral, convertible arbitrage, relative value arbitrage, and other event-driven strategies.

(4)	All or a portion of these investments are held in side-pockets. Such investments generally cannot be withdrawn until removed from the side-pocket, the timing of which cannot be determined.
(5)	Withdrawals from this Portfolio Fund are permitted after a one-year lockup period from the date of the initial investment.
(6)	Withdrawals from this Portfolio Fund are permitted after a two-year lockup period from the date of the initial investment.
(7)	The rate shown is the annualized 7-day yield as of December 31, 2021.

Within U.S. GAAP, Fair Value Measurement, fair value is defined as the price that the Company would receive if it were to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Company’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.  This includes situations where there is little, if any, market activity for the asset or liability.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value and are listed in the table below as a Level 1 investment.

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a practical expedient.

The following table represents the investments carried at fair value by level within the valuation hierarchy as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Short-term investments	$704,791	$–	$–	$704,791
Total	$704,791	$–	$–	$704,791

In accordance with ASC 820, “Fair Value Measurement”, investments in Portfolio Funds with a fair value of $506,265 are excluded from the fair value hierarchy as of December 31, 2021.

The Schedule of Investments categorizes the aggregate fair value of the Company’s investments in the Portfolio Funds by domicile, investment strategy, and liquidity.